UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 30, 2022

____________________________

Solar Integrated Roofing Corp.

(Exact Name of Registrant as Specified in Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-56256 (Commission File Number)		90-1502972 (IRS Employer Identification No.)
2831 St. Rose Parkway, Suite 200 Henderson, Nevada 89052 (Address of Principal Executive Offices) (Zip Code)

(702) 589-4651

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:  None

Title of each Class	Trading Symbol(s)	Name of each Exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02.Unregistered Sales of Equity Securities.

On December 30, 2022, the Company entered into a letter agreement (the “Redemption Agreement”) with T3 Investing LLC (“T3”), an entity owned and controlled by Trent Crane, who serves as the Company’s Regional Vice President of Sales, pursuant to which the Corporation has purchased and redeemed from T3 one (1) share of Series C Preferred Stock of the Corporation (the “Series C Share”) in exchange for (i) the issuance to T3 of 8,000,000 shares (the “T3 Shares”) of the Company’s common stock and (ii) the issuance to Trent Crane of a nonqualified stock option (the “Crane Option”) to purchase up to 2,000,000 shares of the Company’s common stock, which Crane Option has a term of 10 years, an exercise price of $0.093 per share, and vests and becomes exercisable in four equal amounts of 500,000 shares on each of January 1, 2023, January 1, 2024, January 1, 2025 and January 1, 2026 so long as Mr. Crane provides continuous service to the Company through the applicable vesting date.  After redemption of the Series C Share, the Company has no shares of Series C Preferred Stock outstanding.

Pursuant to the Redemption Agreement, T3 also converted 1,000,000 shares of Series B Preferred Stock of the Company into 10,000,000 shares of the Company’s common stock (the “Conversion Common Shares”), which conversion was effected in accordance with the conversion terms of the Series B Preferred Stock.

The T3 Shares and the Crane Option were offered and sold to T3 and Mr. Crane, respectively, each an accredited investor, in a transaction exempt from registration under the Securities Act, as a transaction not involving a public offering, pursuant to Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. The Conversion Common Shares were issued to T3 in a transaction exempt from registration under the Securities Act pursuant to Section 3(a)(9) of the Securities Act.  Each of T3 and Mr. Crane represented their intentions to acquire the securities for investment only and not with a view to or for sale in connection with any distribution thereof in violation of the Securities Act, and the T3 Shares and the shares of common stock acquired upon exercise of the Crane Option will bear appropriate legends if applicable. The offer and sale of the securities to T3 and Mr. Crane were made without any general solicitation or advertising.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLAR INTEGRATED ROOFING CORP.

Date: January 5, 2023	By:	/s/ Martin S. McDermut
Martin S. McDermut,
Chief Financial Officer